--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                 CONSOLIDATED SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                    May 31, 2001

Dear Shareholder:

      The semi-annual period was marked by the Federal Reserve's aggressive response to the dramatic U.S. led global economic slowdown. Economic weakness intensified as Gross Domestic Product ("GDP") growth slowed to a pace of 2% from 3% over the six-month period. The U.S. slowdown was primarily driven by a near collapse in corporate spending and expansion as profits declined, as well as a significant reduction of inventories. In the first quarter of 2001, the U.S. Treasury yield curve steepening of 100 basis points between 2-year and 30-year Treasuries dominated performance in the fixed income market as the Fed eased the discount rate 150 basis points over the quarter and then an additional 50 basis points in April 2001 to 4.50%.

      Despite the aggressive Fed easing of interest rates due to concerns that economic activity may continue to be "unacceptably weak," all high quality spread sectors outperformed Treasuries over the period.

      Since March 2000, there has been an equity market decline of approximately 20%. With no immediate stimulus, this decline will place significant reliance on monetary policy. Looking forward, we believe the revival of profit growth and continued robust spending rates by consumers in the face of a negative savings rate may require a Fed funds rate of 3.5% to 4.0%. A Fed that can move aggressively as inflationary expectations move down should continue to foster increased risk tolerances in the market. While the direct beneficiaries of declining inflation and Treasury surpluses should be short and intermediate Treasuries, the longer-term beneficiary should be the long-end of the Treasury market, particularly 15-year to 20-year Treasuries. We believe investors will more readily embrace high quality spread assets as substitutes for intermediate Treasuries in the future. We also believe that the GDP growth rate will remain far below the 5.0% of 2000, as consumers spend less and save more.

      This semi-annual report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,


/s/ Laurence D. Fink                         /s/ Ralph L. Schlosstein

Laurence D. Fink                             Ralph L. Schlosstein
Chairman                                     President

                                                                    May 31, 2001
Dear Shareholder:

     We are pleased to present the unaudited semi-annual consolidated report for The BlackRock Broad Investment Grade 2009 Term Trust Inc. ("the Trust") for the six months ended April 30, 2001. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "BCT." The Trust's investment objective is to return $15 per share (its initial offering price) to shareholders on or about December 31, 2009 while providing income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives.

     The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

     The table below summarizes the performance of the Trust's stock price and NAV over the period:

                               -------------------------------------------------
                                4/30/01   10/30/00    CHANGE     HIGH      LOW
--------------------------------------------------------------------------------
  STOCK PRICE                   $13.07     $11.9375    9.49%    $13.59   $11.875
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)         $14.69     $13.64      7.70%    $14.73   $13.63
--------------------------------------------------------------------------------
  10-YEAR U.S. TREASURY NOTE      5.34%      5.75%     7.13)%     5.86%    4.75%
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Investor hopes for a soft landing quickly turned to fears of a recession as the U.S. economy rapidly deteriorated over the first part of the period. This economic weakness intensified in the beginning of 2001 as GDP growth slowed over the six-month period to 2% from 3%. Increasing pressure on corporate profits restrained investment spending, subsequently reducing the demand for capital goods and output. Despite eroding consumer confidence, slower economic growth, mounting layoffs, and the reduction of over $5 trillion of wealth from the decline of the equity markets from their early year 2000 highs, the consumer remains relatively resilient. According to the minutes of the April 18, 2001 Federal Open Market Committee meeting, "Capital investment has continued to soften and the persistent erosion in current and expected profitability, in combination with rising uncertainty about the business outlook, seems poised to dampen capital spending going forward. This potential restraint, together with the possible effects of earlier reductions in equity wealth on consumption and the risk of slower growth abroad, threatens to keep the pace of economic activity unacceptably weak." Over the period, the Federal Reserve aggressively lowered the discount rate by a total of 2.00% to bring the current discount rate to 4.50%. Additionally, at the May meeting, the Fed cut rates by 50 basis points for the fifth time this year.

     U.S. Treasury yields began to regain their characteristic slopes in the beginning of the period after nearly a year of inversion caused by $30 billion of Treasury buybacks and multiple Federal Reserve tightenings. The 2-year Treasury note rallied in response to a slumping economy and a volatile equity market. The markets have been further supported by Fed actions, which cut rates by 50 basis points on four occasions over the period. The yield curve at the end of the period reflected expectations of another 100 basis points of easing by September. As of April 30, 2001, the 10-year Treasury was yielding 5.34% versus 5.75% on October 31, 2000.

     For the period, the LEHMAN MORTGAGE INDEX returned 3.29% versus 6.22% for the LEHMAN AGGREGATE INDEX. As yields trended down towards the end of 2000, fundamentals for mortgage pass-throughs generally deteriorated. The 200 basis points of Federal Reserve interest rate cuts during the period had important implications for mortgage valuations. In the beginning of 2001, the yield curve was steeper than it has been in over five years. The semi-annual period was marked by increased prepayment risk and a shift in monetary policy contributing to increasing levels of volatility in the market. Mortgage pass-throughs failed to match the rally in 2-year to 5-year Treasuries, but did manage to outperform 10-year to 30-year government issues.

     For the period, the LEHMAN U.S. CREDIT INDEX returned 7.29% versus 6.22% for the LEHMAN AGGREGATE INDEX. Although corporates were the worst performing investment grade sector in 2000 due to decreased earnings and signs of an economic slowdown, they experienced a significant rebound in 2001. Additionally, while higher quality credits outperformed lower quality in 2000, triple-B rated corporate bonds outpaced higher quality issuers and long duration issues outperformed shorter issues in 2001. Corporate bonds benefited from lower interest rates, improved liquidity, and an increase in investor appetite for risk. New issue corporate bond supply increased due to lower interest rates, strong investor demand, and a tightening of credit lending by banks. The largest deals were focused in the automotive, telecommunications, and bank sectors. The best performing sub-sectors were retail and automotive parts manufacturers. Current stock market volatility, heavy new issue supply, and numerous corporate earnings warnings continue to be worrisome. Despite this environment, corporate bond spreads have performed well as investors are expecting more aggressive easing by the Federal Reserve.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives.

     The following chart compares the Trust's current and October 31, 2000 asset composition:

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
  COMPOSITION                                 APRIL 30, 2001    OCTOBER 31, 2000
--------------------------------------------------------------------------------
  Agency Multiple Class Mortgage Pass-Throughs     21%                 21%
--------------------------------------------------------------------------------
  Interest-Only Mortgage-Backed Securities         20%                 21%
--------------------------------------------------------------------------------
  Adjustable & Inverse-Floating Rate Mortgages     20%                 18%
--------------------------------------------------------------------------------
  Corporate Bonds                                  15%                 17%
--------------------------------------------------------------------------------
  Commercial Mortgage-Backed Securities             6%                  6%
--------------------------------------------------------------------------------
  Principal-Only Mortgage-Backed Securities         6%                  6%
--------------------------------------------------------------------------------
  Municipal Bonds                                   6%                  5%
--------------------------------------------------------------------------------
  U.S. Gov't Securities                             3%                  3%
--------------------------------------------------------------------------------
  Asset Backed Securities                           3%                  3%
--------------------------------------------------------------------------------

     After careful evaluation of the current and anticipated level of the Trust's net investment income, the Board of Directors voted to adjust the Trust's monthly dividend to $0.06250 ($0.750 annualized) from $0.06875 ($0.825 annualized), effective with the March dividend payment. The Trust remains on schedule to achieve its primary investment objective of returning the initial offering price to shareholders on or about its planned termination date. Dividend adjustments are expected over the life of the Trust as the continual reinvestment of cash flows into shorter maturity securities over time results in less income available to be paid out in the form of dividend payments.

     The Trust continued to focus on securities with final maturity dates (or "bullet" maturities) that match the Trust's termination date of December 31, 2009. At the beginning of the semi-annual period, the Fannie Mae and Freddie Mac agencies made moves to positively restructure their debt, which caused agency spreads to tighten. Agency debt also benefited from the prospect of aggressive Federal Reserve easing and the high quality nature of their debt as the market has become increasingly concerned over credit risk.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in The BlackRock Broad Investment Grade 2009 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,


/s/ Robert S. Kapito                     /s/ Michael P. Lustig

Robert S. Kapito                         Michael P. Lustig
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager


--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
--------------------------------------------------------------------------------
  Symbol on American Stock Exchange:                              BCT
--------------------------------------------------------------------------------
  Initial Offering Date:                                    June 17, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/01:                            $13.07
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/01:                                $14.69
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/01 ($13.07)(1):         5.74%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                    $ 0.0625
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                 $ 0.7500
--------------------------------------------------------------------------------
(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2) Distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED PORTFOLIO OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                        VALUE
RATING*   (000)           DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--135.7%
                 MORTGAGE PASS-THROUGHS--0.6%
        $  268   Federal National Mortgage Association,
                   6.50%, 7/01/29 ..............................    $   265,178
                                                                    -----------
                 AGENCY MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--28.6%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
         2,168+    Series 1510, Class 1510-G,
                     5/15/13 ...................................      2,224,758
           400+    Series 1534, Class 1534-IG,
                     2/15/10 ...................................        368,124
           600     Series 1601, Class 1601-SD,
                     10/15/08 ..................................        603,750
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
           530+    Trust 1992-43, Class 43-E,
                     4/25/22 ...................................        552,692
         1,000+    Trust 1993-49, Class 49-H,
                     4/25/13 ...................................      1,020,840
           137     Trust 1993-69, Class 69-Z,
                     1/25/22 ...................................        137,032
         3,053+    Trust 1993-79, Class 79-PK,
                     4/25/22 ...................................      3,087,470
         3,146+    Trust 1993-87, Class 87-J,
                     4/25/22 ...................................      3,027,176
           692     Trust 1993-214, Class 214-SK,
                     12/25/08 ..................................        705,254
           643+    Trust 1994-13, Class 13-SJ,
                     2/25/09 ...................................        684,609
                                                                    -----------
                                                                     12,411,705
                                                                    -----------
                 ADJUSTABLE & INVERSE FLOATING
                 RATE MORTGAGES--27.2%
AAA        462   Citicorp Mortgage Securities, Inc.,
                   Series 1993-14, Class A-4,
                     11/25/23 ..................................        370,059
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
           333     Series 1506, Class 1506-S,
                     5/15/08 ...................................        338,501
           362+    Series 1580, Class 1580-SD,
                     9/15/08 ...................................        351,488
           194     Series 1592, Class 1592-Tb,
                     5/15/23 ...................................        168,504
           287+    Series 1618, Class 1618-SA,
                     11/15/08 ..................................        288,612
         1,025+    Series 1626, Class 1626-SA,
                     12/15/08 ..................................        773,373
           229     Series 1637, Class 1637-LE,
                     12/15/23 ..................................        191,773
           500     Series 1688, Class 1688-S,
                     12/15/13 ..................................        500,000
           336     Series 2088, Class 2088-SC,
                     6/15/15 ...................................        320,874
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
            39     Trust 1992-174, Class 174-S,
                     9/25/22 ...................................         80,900
           858+    Trust 1992-190, Class 190-S,
                     11/25/07 ..................................        915,872
         1,000+    Trust 1993-156, Class 156-SE,
                     10/25/19 ..................................        984,150
           500     Trust 1993-167, Class 167-SL,
                     1/25/22 ...................................        482,500
           605+    Trust 1993-173, Class 173-SA,
                     9/25/08 ...................................        518,641
           589+    Trust 1993-191, Class 191-SD,
                     10/25/08 ..................................        494,859
           600     Trust 1993-197, Class 197-SB,
                     10/25/08 ..................................        517,500
           412+    Trust 1993-202, Class 202-VB,
                     11/25/23 ..................................        369,478
           838     Trust 1993-209, Class 209-SG,
                     8/25/08 ...................................        809,878
           498     Trust 1993-214, Class 214-SH,
                     12/25/08 ..................................        450,933
            74     Trust 1994-37, Class 37-SC,
                     3/25/24 ...................................         74,169
Aaa        600   Paine Webber Mortgage
                   Acceptance Corp.,
                   Series 1994-6, Class A-9,
                     4/25/09 ...................................        528,938

                 Residential Funding Mortgage
                   Securities, Inc.,
AAA      1,132     Series 1993-S23, Class A-12,
                     6/25/08 ...................................      1,130,674
AAA      1,170     Series 1993-S23, Class A-16,
                     6/25/08 ...................................      1,167,046
                                                                    -----------
                                                                     11,828,722
                                                                    -----------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES--27.6%
Aaa     25,000   Chase Mortgage Finance Corp.,
                   Series 1999-S4, Class A-14,
                     4/25/29 ...................................         97,655
                 Credit Suisse First Boston Mortgage
                   Securities Corp.,
AAA     13,520     Series 1997-C1, Class AX,
                     4/20/22** .................................      1,022,887
AAA     27,542     Series 1998-1, Class A-7,
                     9/25/28 ...................................         12,912

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                        VALUE
RATING*   (000)           DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
           $ 7     Series 65, Class 65-I,
                     8/15/20 ...................................      $ 158,552
             3     Series 141, Class 141-H,
                     5/15/21 ...................................         37,134
            23     Series 203, Class 203-IO,
                     6/15/29 ...................................          6,023
            10     Series 1114, Class 1114-J,
                     7/15/06 ...................................        145,326
            11     Series 1285, Class 1285-M,
                     5/15/07 ...................................        129,238
         1,612     Series 1353, Class 1353-S,
                     8/15/07 ...................................         98,166
         2,470+    Series 1645, Class 1645-IB,
                     9/15/08 ...................................        295,703
           899     Series 1747, Class 1747-I,
                     6/15/23 ...................................         89,955
         2,085     Series 1900, Class 1900-SV,
                     8/15/08 ...................................        161,892
        16,815     Series 1995, Class 1995-SB,
                     10/15/27 ..................................          6,894
         2,152+    Series 2039, Class 2039-PI,
                     2/15/12 ...................................        257,268
           600+    Series 2049, Class 2049-LC,
                     10/15/23 ..................................        102,000
           759     Series 2061, Class 2061-JR,
                     9/20/22 ...................................        102,927
         1,351     Series 2064, Class 2064-ID,
                     6/15/28 ...................................         54,032
         2,477     Series 2075, Class 2075-IB,
                     12/15/21 ..................................        253,885
        12,526     Series 2081, Class 2081-S,
                     5/15/25 ...................................        761,347
         2,187+    Series 2140, Class 2140-UK,
                     9/15/11 ...................................        284,273
         2,146     Series 2279, Class 2279-IO,
                     7/15/24 ...................................        388,990
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
             2     Trust G-21, Class 21-L,
                     7/25/21 ...................................         45,386
           119     Trust G93-25, Class 25-J,
                     12/25/19 ..................................        237,528
         3,640     Trust 299, Class 2,
                     5/01/28 ...................................        886,121
             7     Trust 1991-72, Class 72-H,
                     7/25/06 ...................................        155,278
            20     Trust 1993-8, Class 8-HA,
                     1/25/08 ...................................        466,439
            30     Trust 1993-49, Class 49-L,
                     4/25/13 ...................................        405,000
         2,441     Trust 1993-138, Class 138-JK,
                     5/25/19 ...................................        104,275
         8,745     Trust 1993-191, Class 191-S,
                     10/25/07 ..................................         21,862
         1,190     Trust 1993-194, Class 194-PV,
                     6/25/08 ...................................        128,647
         7,326     Trust 1993-208, Class 208-S,
                     2/25/23 ...................................        357,149
         1,518     Trust 1993-223, Class 223-PT,
                     10/25/23 ..................................        166,695
           671     Trust 1994-39, Class 39-PE,
                     1/25/23 ...................................         71,639
         1,819     Trust 1994-42, Class 42-SO,
                     3/25/23 ...................................        176,800
         1,500     Trust 1996-20, Class 20-SB,
                     10/25/08 ..................................        265,313
         1,574+    Trust 1996-20, Class 20-SL,
                     9/25/08 ...................................        274,041
        19,561     Trust 1997-57, Class 57-SG,
                     4/25/24 ...................................        427,900
        12,053     Trust 1997-78, Class 78-SR,
                     10/18/27 ..................................         82,861
        44,822     Trust 1997-81, Class 81-SD,
                     12/18/27 ..................................         52,424
         1,500+    Trust 1997-90, Class 90-M,
                     1/25/28 ...................................        424,800
         1,223+    Trust 1998-30, Class 30-QG,
                     12/18/25 ..................................        335,550
         1,645+    Trust 1998-43, Class 43-YI,
                     7/18/28 ...................................        179,910
AAA      5,954   GMAC Commercial Mortgage
                   Securities Inc.,
                   Series 1998-C2, Class X,
                     8/15/23 ...................................        214,496
                 Government National Mortgage
                   Association, REMIC Pass-Through
                   Certificates,
           749     Trust 1998-24, Class 24-IB,
                     5/20/23 ...................................         85,873

         8,556     Trust 1999-27, Class 27-SD,
                     6/17/09 ...................................        406,392
Aaa      5,756   Merrill Lynch Mortgage Investors, Inc.,
                   Series 1997-C2, Class IO,
                     12/10/29 ..................................        340,378
Aaa      2,601   Norwest Asset Securities Corp.,
                   Series 1998-5, Class A-5,
                     3/25/28 ...................................        276,351
AAA      1,207   PNC Mortgage Securities Corp.,
                   Series 1998-8, Class 4-X,
                     10/25/13 ..................................        209,032
                 Residential Funding Mortgage
                   Securities, Inc.,
AAA      6,447     Series 1993-S44, Class A-4,
                     11/25/23 ..................................        427,140
AAA     12,403     Series 1998-S19, Class A-8,
                     8/25/28 ...................................         56,199
AAA        109   Salomon Brothers Mortgage
                   Securities Inc. VI,
                   Series 1987-3, Class B,
                     10/23/17 ..................................         21,641

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                        VALUE
RATING*   (000)           DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES (CONT'D)
AAA    $25,468   Structured Asset Securities Corp.,
                   Series 1999-ALS1, Class ALS1-3AX,
                     5/25/29 ...................................    $   206,930
                                                                    -----------
                                                                     11,977,109
                                                                    -----------
                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES--7.7%
           663   Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
                   Series 1857, Class 1857-PK,
                     11/15/23 ..................................        643,736
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
           306     Trust 1994-25, Class 25-C,
                     11/25/23 ..................................        301,360
         1,341+    Trust 1994-46, Class 46-D,
                     11/25/23 ..................................      1,158,812
           410     Trust 1996-54, Class 54-A,
                     4/25/21 ...................................        352,409
           683     Trust 1996-54, Class 54-G,
                     4/25/23 ...................................        607,941
            41     Trust 1997-85, Class 85-LE,
                     10/25/23 ..................................         40,823
AAA        158   Paine Webber Mortgage
                   Acceptance Corp. IV,
                   Series 1993-5, Class A-14,
                     6/25/08 ...................................        130,737
AAA        109   Salomon Brothers Mortgage
                   Securities Inc. VI,
                   Series 1987-3, Class A,
                     10/23/17 ..................................         96,772
                                                                    -----------
                                                                      3,332,590
                                                                    -----------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--7.9%
AAA        160   Citicorp Mortgage Securities, Inc.,
                   Series 1998-3, Class A-6,
                     6.75%, 5/25/28 ............................        163,276
BBB        500   DLJ Mortgage Acceptance Corp.,
                   Series 1997-CF1, Class B-1,
                     7.91%, 4/15/07** ..........................        488,798
                 Merrill Lynch Mortgage Investors, Inc.,
A+         500     Series 1995-C1, Class D,
                     7.785%,  5/25/15 ..........................        510,263
BBB        500     Series 1996-C1, Class D,
                     7.42%, 4/25/28 ............................        507,635
AAA        750   New York City Mortgage
                   Loan Trust, Multifamily,
                   Series 1996, Class A-2,
                     6.75%, 6/25/11** ..........................        749,766
AAA      1,000   Prudential Securities Secured
                   Financing Corp.,
                   Series 1998-C1, Class A1-B,
                     6.506%, 7/15/08 ...........................      1,011,764
                                                                    -----------
                                                                      3,431,502
                                                                    -----------
                 ASSET-BACKED SECURITIES--3.6%
AAA      1,230+  Chase Credit Card Master Trust,
                   Series 1997-5, Class A,
                     6.194%, 8/15/05 ...........................      1,253,831
NR         251   Global Rated Eligible Asset Trust,
                   Series 1998-A, Class A-1,
                     7.33%, 3/15/06 @/** .......................         62,853
                 Structured Mortgage Asset
                   Residential Trust,
NR         608     Series 1997-2,
                     8.24%, 3/15/06 @/@@ .......................        121,605
NR         674     Series 1997-3,
                     8.57%, 4/15/06 @/@@ .......................        134,892
                                                                    -----------
                                                                      1,573,181
                                                                    -----------
                 U.S GOVERNMENT AND AGENCY
                 SECURITIES--4.0%
           354   Small Business Administration
                   Participation Certificate,
                   Series 1998-10, Class 10-A,
                     6.12%, 2/01/08 ............................        345,260
                 U.S. Treasury Notes,
           450+    5.75%, 11/15/05 .............................        465,611
           535     5.875%, 10/31/01 ............................        539,767
           385     6.625%, 5/15/07 .............................        414,899
                                                                    -----------
                                                                      1,765,537
                                                                    -----------

                 TAXABLE MUNICIPAL BONDS--7.5%
AAA        500   Fresno California
                   Pension Obligation,
                   Series 1994, 7.80%, 6/01/14 .................        552,120
AAA        500   Kern County California
                   Pension Obligation,
                     6.98%, 8/15/09 ............................        526,305
                 Los Angeles County California
                   Pension Obligation,
AAA      1,000     Series A, 8.62%, 6/30/06 ....................      1,128,680
AAA        500     Series D, 6.97%, 6/30/08 ....................        527,775
AAA        500   Orleans Parish Louisiana
                   School Board,
                   Series A, 6.60%, 2/01/08 ....................        510,955
                                                                    -----------
                                                                      3,245,835
                                                                    -----------
                 CORPORATE BONDS--21.0%
                 FINANCE & BANKING--7.4%
A+         600   Equitable Life Assured Society,
                   6.95%, 12/01/05** ...........................        611,939
A          400   Lehman Brothers Holding, Inc.,
                   Series A, 6.75%, 9/24/01 ....................        404,500
A+         500   Metropolitan Life Insurance Co.,
                   6.30%, 11/01/03** ...........................        505,580
AA       1,000   Morgan Stanley Group, Inc.,
                   10.00%, 6/15/08 .............................      1,166,390
AA+        500   Paine Webber Group, Inc.,
                   8.875%, 3/15/05 .............................        547,490
                                                                    -----------
                                                                      3,235,899
                                                                    -----------

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                        VALUE
RATING*   (000)           DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------
                 INDUSTRIALS--6.7%
Baa1    $  100+  American Airlines, Inc.,
                   Secured Equipment Trust,
                   Series 1990-M,
                     10.44%, 3/04/07 ...........................    $   114,436
A1       1,000   Dow Capital BV,
                   9.20%, 6/01/10 ..............................      1,147,190
A-         500   Ralcorp Holdings, Inc.,
                   8.75%, 9/15/04 ..............................        539,835
A3         500   Ralston Purina Co.,
                   9.25%, 10/15/09 .............................        583,657
A          500   TCI Communications, Inc.,
                   8.25%, 1/15/03 ..............................        519,495
                                                                    -----------
                                                                      2,904,613
                                                                    -----------
                 UTILITIES--2.4%
A          500   Alltel Corp.,
                   7.50%, 3/01/06 ..............................        512,970
Baa1       500   Ohio Edison Co.,
                   8.625%, 9/15/03 .............................        529,630
                                                                    -----------
                                                                      1,042,600
                                                                    -----------
                 YANKEE--4.5%
BBB        500   Empresa Electric Guacolda SA,
                   7.95%, 4/30/03** ............................        503,338
BBB+       105   Empresa Electric Pehuenche,
                   7.30%, 5/01/03 ..............................        104,575
A-         500   Israel Electric Corp., Ltd.,
                   7.25%, 12/15/06** ...........................        501,095
Baa2     1,000   Petrozuata Finance Inc.,
                   Series A, 7.63%, 4/01/09** ..................        827,010
                                                                    -----------
                                                                      1,936,018
                                                                    -----------
                 Total corporate bonds .........................      9,119,130
                                                                    -----------
       NOTIONAL
        AMOUNT
         (000)
       ---------
                 PURCHASED OPTION--0.0%
                 CALL OPTION PURCHASED--0.0%
            70   U.S. Treasury Note 10 year,
                   Future contracts 108,
                     expires 5/26/01
                     (cost $35,280) ............................          2,188
                                                                    -----------
                 Total long-term investments
                     (cost $57,330,751) ........................     58,952,677
                                                                    -----------
       PRINCIPAL
        AMOUNT
         (000)
       ---------
                 SHORT-TERM INVESTMENT--1.1%
                 DISCOUNT NOTE
           500   Federal Home Loan Bank,
                   Discount Note,
                     4.50%, 5/01/01
                     (cost $500,000) ...........................        500,000
                                                                    -----------
                 Total investments--136.8%
                   (cost $57,830,751) ..........................     59,452,677
                 Liabilities in excess of
                   other assets--(36.8)% .......................    (16,001,101)
                                                                    -----------
                 NET ASSETS--100% ..............................    $43,451,576
                                                                    ===========

----------
 *   Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.
 @   Illiquid securities representing 0.73% of net assets.
@@ Security is restricted as to public resale. The securities were acquired in 1997 and have an aggregate current cost of $294,157.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATION:
                REMIC-- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------
ASSETS
Investments, at value
  (cost $57,830,751) (Note 1) .............  $59,452,677
Cash ......................................      141,859
Interest receivable .......................      849,363
Receivable for investments sold ...........      459,554
Due from broker--variation margin
  (Notes 1 & 3) ...........................        2,750
Other assets ..............................        5,083
                                             -----------
                                              60,911,286
                                             -----------
LIABILITIES
Reverse repurchase agreements (Note 4) ....   17,225,938
Interest payable ..........................      117,579
Investment advisory fee payable (Note 2) ..       19,644
Administration fee payable (Note 2) .......        5,357
Deferred directors fees (Note 1) ..........        3,105
Other accrued expenses ....................       88,087
                                             -----------
                                              17,459,710
                                             -----------
NET ASSETS ................................  $43,451,576
                                             ===========
Net assets were comprised of:
  Common stock at par (Note 5) ............  $    29,571
  Paid-in capital in excess of par ........   40,550,589
                                             -----------
                                              40,580,160
  Undistributed net investment income .....    2,685,631
  Accumulated net realized loss ...........   (1,149,363)
  Net unrealized appreciation .............    1,335,148
                                             -----------
Net assets, April 30, 2001 ................  $43,451,576
                                             ===========
NET ASSET VALUE PER SHARE:
  ($43,451,576 / 2,957,093 shares of
  common stock issued and outstanding) ....       $14.69
                                                  ======

--------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest earned (net of premium
  amortization of $1,776,269 and interest
  expense of $553,047) ....................  $ 1,792,636
                                             -----------
Operating expenses
  Investment advisory .....................      115,152
  Administration ..........................       31,405
  Custodian ...............................       22,500
  Independent accountants .................       20,000
  Reports to shareholders .................       15,500
  Legal ...................................       11,000
  Directors ...............................        7,500
  Transfer agent ..........................        5,500
  Miscellaneous ...........................       10,271
                                             -----------
    Total operating expenses ..............      238,828
                                             -----------
Net investment income before excise tax ...    1,553,808
Excise tax ................................       47,500
                                             -----------
Net investment income .....................    1,506,308
                                             -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on investments ..........       35,512
                                             -----------
Net change in unrealized appreciation
  (depreciation) on:
  Investments .............................    3,002,876
  Interest rate cap .......................      (44,398)
  Futures .................................     (187,195)
                                             -----------
                                               2,771,283
                                             -----------
Net gain on investments ...................    2,806,795
                                             -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ...............  $ 4,313,103
                                             ===========

      See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN
  NET ASSETS RESULTING FROM OPERATIONS
  TO NET CASH FLOWS PROVIDED BY
  OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations ...................................................    $ 4,313,103
                                                                    -----------
Decrease in investments ........................................      1,748,051
Decrease in receivable for securities sold .....................      4,384,196
Decrease in payable for securities purchased ...................     (4,831,250)
Net realized gain ..............................................        (35,512)
Decrease in unrealized depreciation ............................     (2,771,283)
Increase in interest receivable ................................        (65,853)
Decrease in due to broker-variation margin .....................         (3,625)
Increase in other assets .......................................         (1,362)
Increase in interest payable ...................................         36,268
Decrease in accrued expenses ...................................        (50,577)
                                                                    -----------
  Total adjustments ............................................     (1,590,947)
                                                                    -----------
Net cash flows provided by operating activities ................    $ 2,722,156)
                                                                    ===========
INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities ................    $ 2,722,156)
                                                                    -----------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements ....................     (1,624,275)
  Cash dividends paid ..........................................     (1,182,715)
                                                                    -----------
Net cash flows used for financing activities ...................     (2,806,990)
                                                                    -----------
  Net decrease in cash .........................................        (84,834)
  Cash at beginning of period ..................................        226,693
                                                                    -----------
  Cash at end of period ........................................    $   141,859
                                                                    ===========

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED        YEAR ENDED
                                                      APRIL 30,     OCTOBER 31,
                                                        2001            2000
                                                     -----------    -----------

INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income ..........................   $ 1,506,308    $ 2,692,791
  Net realized gain (loss) .......................        35,512       (106,350)
  Net change in unrealized
    appreciation (depreciation) ..................     2,771,283       (170,439)
                                                     -----------    -----------
  Net increase in net assets
    resulting from operations ....................     4,313,103      2,416,002
  Dividends from
    net investment income ........................    (1,182,715)    (2,439,367)
                                                     -----------    -----------
  Total increase (decrease) ......................     3,130,388        (23,365)
NET ASSETS
Beginning of period ..............................    40,321,188     40,344,553
                                                     -----------    -----------
End of period (including
    undistributed net investment
    income of $2,685,631 and
    $2,362,038, respectively) ....................   $43,451,576    $40,321,188
                                                     ===========    ===========

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                          SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                               APRIL 30,  ------------------------------------------------------
                                                                 2001       2000        1999        1998       1997        1996
                                                               -------    -------     -------     -------    -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .......................   $ 13.64    $ 13.64     $ 15.01     $ 14.48    $ 13.46     $ 13.40
                                                               -------    -------     -------     -------    -------     -------
   Net investment income (net of $0.19, $0.36, $0.33,
     $0.36, $0.36 and $0.35, respectively, of
     interest expense) .....................................       .51        .91         .93        1.20        1.10       1.00
   NET REALIZED AND UNREALIZED GAIN (LOSS) .................       .94       (.09)      (1.45)        .23         .82       (.03)
                                                               -------    -------     -------     -------    -------     -------
Net increase (decrease) from investment operations .........      1.45        .82        (.52)       1.43       1.92         .97
                                                               -------    -------     -------     -------    -------     -------
Dividends from net investment income .......................      (.40)      (.82)       (.85)       (.90)      (.90)       (.91)
                                                               -------    -------     -------     -------    -------     -------
Net asset value, end of period* ............................   $ 14.69    $ 13.64     $ 13.64     $ 15.01    $ 14.48     $ 13.46
                                                               =======    =======     =======     =======    =======     =======
Market value, end of period* ...............................   $ 13.07    $ 11.94     $ 11.44     $ 13.25    $ 12.13     $ 11.00
                                                               =======    =======     =======     =======    =======     =======
TOTAL INVESTMENT RETURN+ ...................................     12.92%     12.11%      (7.68)%     17.15%     19.05%       6.67%
                                                               =======    =======     =======     =======    =======     =======
RATIOS TO AVERAGE NET ASSETS:
Operating expenses .........................................      1.12%+++   1.31%       1.03%       1.01%      1.02%       1.12%
Operating expenses and interest expense ....................      3.77%+++   4.02%       3.33%       3.44%      3.65%       3.81%
Operating expenses, interest expense and excise taxes ......      4.00%+++   4.36%       3.49%       3.51%      3.65%       3.81%
Net investment income ......................................      7.21%+++   6.83%       6.58%       8.13%      8.03%       7.59%

SUPPLEMENTAL DATA:
Average net assets (in thousands) ..........................   $42,105    $39,425     $41,909    $ 43,482    $40,416     $38,786
Portfolio turnover .........................................         5%        36%         25%         25%        36%         58%
Net assets, end of period (in thousands) ...................   $43,452    $40,321     $40,345    $ 44,395    $42,810     $39,805
Reverse repurchase agreements outstanding,
  end of period (in thousands) .............................   $17,226    $18,850     $16,304     $19,770    $20,363     $18,081
Asset coverage++ ...........................................   $ 4,536    $ 3,139     $ 3,475     $ 3,246    $ 3,102     $ 3,209

----------
* Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for period of less than one year is not annualized.
++   Per $1,000 of reverse repurchase agreements outstanding. +++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION    The  BlackRock  Broad  Investment  Grade 2009 Term Trust
& ACCOUNTING            Inc.  (the  "Trust"),  a  Maryland  corporation,   is  a
POLICIES                diversified,  closed-end  management investment company.
                        The  investment  objective  of the  Trust is to manage a
portfolio of fixed income securities that will return $15 per share to investors on or shortly before December 31, 2009 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   On December 3, 1999, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BCT Subsidiary, Inc. These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary after elimination of all intercompany transactions and balances.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed and asset-backed securities, interest rate swaps, caps, floors and non-exchange traded options and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NEW ACCOUNTING POLICIES: The Trust will adopt the provisions of the AICPAAudit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Trust will begin amortizing premiums and discounts on all debt securities effective November 1, 2001. Prior to this date, the Trust did not amortize premiums or discounts on certain debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. The impact of this accounting change has not been determined but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation/depreciation, based on securities held as of October 31, 2001.

NOTE 2. AGREEMENTS      The  Trust has an  Investment  Advisory  Agreement  with
                        BlackRock  Advisors,  Inc. (the  "Advisor"),  which is a
wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.55% of the Trust's average weekly net assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net assets.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO       Purchases and sales of investment securities, other than
SECURITIES              short-term  investments  and dollar  rolls,  for the six
                        months ended April 30, 2001 aggregated $3,202,572 and $3,067,578, respectively.

   The Trust may invest in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At April 30, 2001, the Trust held 13% of its net assets in securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, that PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The Federal income tax basis of the Trust's investments at April 30, 2001 was $57,859,804, and accordingly, net unrealized appreciation for Federal income tax purposes was $1,592,873 (gross unrealized appreciation--$3,616,203, gross unrealized depreciation--$2,023,330).

   For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2000 of approximately $1,015,000, of which $929,000 expires in 2003 and $86,000 expires in 2008. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

   Details of open financial futures contracts at April 30, 2001 are as follows:

                                          VALUE AT      VALUE AT
NUMBER OF                  EXPIRATION      TRADE        APRIL 30,    UNREALIZED
CONTRACTS         TYPE        DATE          DATE          2001      DEPRECIATION
---------     ----------   ----------   -----------   -----------   ------------
 Short
Positions:
              10-yr U.S.
(20,000)        T-Note      Jun. 2001   $(2,068,983)  $(2,068,983)  $      --
(75,000)      Eurodollar    Jun. 2001    (7,063,880)   (7,185,750)   (121,870)
(50,000)      Eurodollar    Sep. 2001    (4,754,420)   (4,789,500)    (35,080)
(50,000)      Eurodollar    Dec. 2001    (4,743,420)   (4,774,750)    (31,330)
(50,000)      Eurodollar    Mar. 2002    (4,738,920)   (4,766,000)    (27,080)
                                                                    ----------
                                                                    $(215,360)
                                                                    ==========

  The Trust entered into an interest rate cap. Under this agreement, the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for the agreement. Details of the cap at April 30, 2001 are as follows:

NOTIONAL                                                      VALUE AT
AMOUNT     FIXED                   TERMINATION    AMORTIZED    APRIL 30,      UNREALIZED
(000)      RATE     FLOATING RATE      DATE          COST        2001        DEPRECIATION
------     -----    -------------  -----------    ---------   ----------     ------------
$ 5,000    6.00%     3 mth. LIBOR     2/19/02       $71,419     $    1        $ (71,418)
                                                    =======     ======        =========

NOTE 4. BORROWINGS      REVERSE REPURCHASE AGREEMENTS:  The Trust may enter into
                        reverse  repurchase  agreements  with  qualified,  third
party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

  The average daily balance of reverse repurchase agreements outstanding for the six months ended April 30, 2001 was approximately $18,254,741 at a weighted average interest rate of approximately 6.11%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $19,062,119 as of January 31, 2001 which was 31% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

  The Trust did not enter into any dollar roll transactions during the period ended April 30, 2001.

NOTE 5. CAPITAL         There are 200  million  shares of $.01 par value  common
                        stock authorized. Of the 2,957,093 shares outstanding at
April 30, 2001, the Advisor owned 7,093 shares.

NOTE 6. DIVIDENDS       Subsequent to April 30, 2001,  the Board of Directors of
                        the Trust declared dividends from undistributed earnings
of $0.0625 per share payable May 31, 2001 to shareholders of record on May 15, 2001.

--------------------------------------------------------------------------------
             THE BLACKROCK BROAD INVESTMENTGRADE2009 TERMTRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
             THE BLACKROCK BROAD INVESTMENTGRADE2009 TERMTRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     The Annual Meeting of Trust Shareholders was held on May 24, 2001 to vote on the following matter: To elect two Directors as follows:

          DIRECTOR:                         CLASS         TERM        EXPIRING
          --------                          -----         ----        --------
          Richard E. Cavanagh ............    I          3 years        2004
          James Clayburn La Force, Jr. ...    I          3 years        2004

          Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink, Walter F. Mondale and Ralph L. Schlosstein.

     Shareholders elected the two Directors. The results of the voting were as follows:

                                        VOTES FOR   VOTES AGAINST    ABSTENTIONS
                                        ---------   -------------    -----------
          Richard E. Cavanagh .........  2,741,551        --            28,134
          James Clayburn La Force, Jr.   2,740,551        --            29,134

--------------------------------------------------------------------------------
             THE BLACKROCK BROAD INVESTMENTGRADE2009 TERMTRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock Broad Investment Grade 2009 Term Trust's investment objective is to manage a portfolio of fixed income securities that will return $15 per share (the initial public offering price per share) to investors on or about December 31, 2009 while providing high monthly income.

WHO MANAGES THE TRUST?
BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $202 billion of assets under management as of March 31, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the ten largest companies in the U.S. as determined by Fortune Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and technology services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Wilmington, DE, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of the PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. Government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. Government securities, securities backed by government agencies (such as mortgage-backed securities), corporate debt securities and privately issued mortgage-backed securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?
The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Advisor will implement a strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2009. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Trust also seeks to provide monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or projected maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Advisor will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the curve (i.e. if the Trust has three years left until its maturity, the Advisor will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis.

Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets. Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES. ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: BCT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objectives.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest up to 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions the Trust does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-          Mortgage instruments with interest rates that
BACKED SECURITIES (ARMS):          adjust  at  periodic  intervals  at  a  fixed
                                   amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:           Securities   backed  by   various   types  of
                                   receivables such as automobile and credit card receivables.

CLOSED-END FUND:                   Investment  vehicle which initially  offers a
                                   fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE            Mortgage-backed   securities  which  separate
OBLIGATIONS (CMOS):                mortgage  pools  into  short-,  medium-,  and
                                   long-term     securities    with    different
                                   priorities   for  receipt  of  principal  and
                                   interest.  Each  class  is  paid a  fixed  or
                                   floating   rate  of   interest   at   regular
                                   intervals.   Also  known  as   multiple-class
                                   mortgage pass-throughs.

COMMERCIAL MORTGAGE                Mortgage-backed  securities secured or backed
BACKED SECURITIES (CMBS):          by mortgage loans on commercial properties.

DISCOUNT:                          When a fund's net asset value is greater than
                                   its stock price the fund is said to be trading at a discount.

DIVIDEND:                          Income generated by securities in a portfolio
                                   and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:             Shareholders  may elect to have all dividends
                                   and    distributions    of   capital    gains
                                   automatically   reinvested   into  additional
                                   shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. Government, however; they are backed by FHLMC's authority to borrow from the U.S. Government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. Government, however; they are backed by FNMA's authority to borrow from the U.S. Government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:             Securities  issued or  guaranteed by the U.S.
                                   Government,   or  one  of  its   agencies  or
                                   instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:          Mortgage   securities   including  CMBS  that
                                   receive only the interest  cash flows from an
                                   underlying   pool  of   mortgage   loans   or
                                   underlying  pass-through   securities.   Also
                                   known as a strip.

INVERSE-FLOATING RATE MORTGAGE:    Mortgage instruments with coupons that adjust
                                   at periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                      Price per share of a security  trading in the
                                   secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:             A mortgage  dollar roll is a  transaction  in
                                   which   the   Trust   sells   mortgage-backed
                                   securities  for delivery in the current month
                                   and  simultaneously  contracts to  repurchase
                                   substantially similar (although not the same)
                                   securities on a specified future date. During
                                   the "roll" period, the Trust does not receive
                                   principal   and  interest   payments  on  the
                                   securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:            Mortgage-backed  securities  issued by Fannie
                                   Mae, Freddie Mac or Ginnie Mae.

NET ASSET VALUE (NAV):             Net asset value is the total  market value of
                                   all  securities  and other assets held by the
                                   Trust,    plus   income    accrued   on   its
                                   investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:         Mortgage  securities  that  receive  only the
                                   principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as strips.

PROJECT LOANS:                     Mortgages   for    multi-family,    low-   to
                                   middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                         Securities    issued   in   connection   with
                                   collateralized   mortgage   obligations  that
                                   generally represent the excess cash flow from
                                   the mortgage assets  underlying the CMO after
                                   payment  of  principal  and  interest  on the
                                   other    CMO     securities    and    related
                                   administrative expenses.

REVERSE REPURCHASE AGREEMENTS:     In a reverse repurchase agreement,  the Trust
                                   sells securities and agrees to repurchase them at a mutually agreed date and price.
                                   During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED           Arrangements  in  which a pool of  assets  is
SECURITIES:                        separated   into  two  classes  that  receive
                                   different  proportions  of the  interest  and
                                   principal   distributions   from   underlying
                                   mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------


TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                STOCK   MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                                ------  --------
The BlackRock Income Trust Inc.                                  BKT      N/A
The BlackRock North American Government Income Trust Inc.        BNA      N/A
The BlackRock High Yield Trust                                   BHY      N/A

TERM TRUSTS

The BlackRock Strategic Term Trust Inc.                          BGT     12/02
The BlackRock Investment Quality Term Trust Inc.                 BQT     12/04
The BlackRock Advantage Term Trust Inc.                          BAT     12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.        BCT     12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------
                                                                STOCK   MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                                ------  --------
The BlackRock Investment Quality Municipal Trust Inc.            BKN      N/A
The BlackRock California Investment Quality Municipal Trust Inc. RAA      N/A
The BlackRock Florida Investment Quality Municipal Trust         RFA      N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc. RNJ      N/A
The BlackRock New York Investment Quality Municipal Trust Inc.   RNY      N/A
The BlackRock Pennsylvania Strategic Municipal Trust             BPS      N/A
The BlackRock Strategic Municipal Trust                          BSD      N/A

TERM TRUSTS

The BlackRock Municipal Target Term Trust Inc.                   BMN     12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.             BRM     12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.  BFC     12/08
The BlackRock Florida Insured Municipal 2008 Term Trust          BRF     12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.    BLN     12/08
The BlackRock Insured Municipal Term Trust Inc.                  BMT     12/10


 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

-----------------------------------
BLACKROCK
-----------------------------------

DIRECTORS

Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS

Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR

BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS

Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

     The accompanying financial statements as of April 30, 2001 were not audited and accordingly, no opinion is expressed on them.

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                    THE BLACKROCK BROAD INVESTMENT GRADE 2009
                                 TERM TRUST INC.
                       c/o Princeton Administrators, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217

[RECYCLE LOGO] Printed on recycled paper                             092472-10-6

    ---------
    BLACKROCK
THE ---------
BROAD INVESTMENT
GRADE 2009
TERM TRUST INC.
=======================
CONSOLIDATED
SEMI-ANNUAL REPORT
APRIL 30, 2001


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